Exhibit 10.16

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of April 28, 2009 by and among

BRODER BROS., CO., a Michigan corporation, as Lead Borrower for the Borrowers named herein (in such capacity, the “Lead Borrower”);

The BORROWERS party hereto;

The GUARANTORS party hereto;

The LENDERS party hereto;

BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders;

BANK OF AMERICA, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders; and

BANK OF AMERICA, N.A., as Issuing Bank and Swingline Lender;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Guarantors, the Lenders, the Administrative Agent, and the Collateral Agent, among others, have entered into that certain Amended and Restated Credit Agreement dated as of August 31, 2006 (as amended, restated, modified or supplemented and in effect, the “Credit Agreement”); and

WHEREAS, the Borrowers, the Guarantors, the Agents and the Required Lenders have agreed to amend the Credit Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:

1.	Capitalized Terms. All capitalized terms not otherwise defined herein shall have the same meaning as in the Credit Agreement, as applicable.

2.

Representations and Warranties. Each Loan Party hereby represents and warrants that, after giving effect to this Amendment, (i) no Default or Event of Default by the Loan Parties exists under the Loan Documents, and (ii) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (without duplication of any materiality standard set forth in any such representation or warranty) as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (without duplication of any materiality standard set forth in any such representation or warranty) as of such date.

3.	Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

a.	Amendment to Article V. The provisions of Article V of the Credit Agreement are hereby amended by deleting “May 15, 2009” in the second line of Section 5.01(a) of the Credit Agreement and by substituting “May 26, 2009” in its stead.

b.	Amendment to Article VI. The provisions of Article VI of the Credit Agreement are hereby amended by adding “and consent fees” after “payment in kind interest” in the last line of Section 6.01(b)(ii) thereof.

4.	Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled or waived to the satisfaction of the Agents:

a.	This Amendment shall have been duly executed and delivered by the Loan Parties and the Required Lenders, and the Administrative Agent shall have received a fully executed copy hereof.

b.	All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment shall have been duly and effectively taken.

c.	After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

5.	Binding Effect. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and permitted assigns.

6.	Expenses. The Loan Parties shall reimburse the Agents for all reasonable out-of-pocket expenses incurred in connection herewith, including, without limitation, reasonable attorneys’ fees, in each case to the extent provided in the Credit Agreement.

7.	Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument. Delivery of a counterpart via facsimile or electronic transmission shall constitute delivery of an original counterpart.

8.	Governing Law. This Amendment shall be construed, governed, and enforced pursuant to the laws of the State of New York (without giving effect to conflicts of law principles).

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the parties hereto as a sealed instrument as of the date first above written.

BRODER BROS., CO., as Lead Borrower and as a Borrower

By:	/s/ Martin J. Matthews
Name:	Martin J. Matthews
Title:	Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent, Issuing Bank, a Lender and Swingline Lender

By:	/s/ Gregory Kress
Name:	Gregory Kress
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., as Syndication Agent and a Lender

By:	/s/ David J. Waugh
Name:	David J. Waugh
Title:	Vice President

COMERICA BANK, as a Co-Documentation Agent and a Lender

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, as a Co-Documentation Agent and a Lender

By:
Name:
Title:

WELLS FARGO FOOTHILL, LLC, as a Lender

By:
Name:
Title: